UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2011

PS BUSINESS PARKS, INC.
(Exact Name of Registrant as Specified in its Charter)

California	1-10709	95-4300881
(I.R.S. Employer Identification No.)	(State or Other Jurisdiction of Incorporation)	(Commission File Number)

701 Western Avenue, Glendale, California	91201-2349
(Zip Code)	(Address of Principal Executive Offices)

(818) 244-8080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, in connection with an acquisition, PS Business Parks, L.P. entered into a Credit Agreement dated as of December 20, 2011 with Wells Fargo Bank, National Association, as Administrative Agent (the Administrative Agent) and the lenders named therein (the Term Loan Agreement). Pursuant to the Term Loan Agreement, PS Business Parks, L.P. borrowed $250 million for a three year term. Interest on the amounts borrowed under the Term Loan Agreement will accrue based on applicable LIBOR for a term selected from time to time by the company, plus a spread determined based on the company’s then-current credit ratings, which spread is currently 1.2%.

On December 29, 2011, PS Business Parks, L.P., the Administrative Agent and the lenders named in the Term Loan Agreement amended the agreement (the Amendment) to provide for a one year extension of the term loan to December 31, 2015 at the option of PS Business Parks, L.P. The extension is contingent on payment of an extension fee of 0.10% of the then outstanding loan balance and the satisfaction of certain other conditions set forth in the Amendment. A copy of the Amendment to the Term Loan Agreement is attached as Exhibit 10.1 and is incorporated by reference into this report.

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1   First Modification Agreement dated December 29, 2011 to Credit Agreement dated December 20, 2011 by and among PS Business Parks, L.P., a California limited partnership, as borrower, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           January 5, 2012

PS BUSINESS PARKS, INC.

By:	/s/ Edward A. Stokx
Executive Vice President

 Loan No. 1006419

EXHIBIT INDEX

Exhibit No.                                Description

10.1   Modification Agreement dated December 29, 2011 to Credit Agreement dated December 20, 2011 by and among PS Business Parks, L.P., a California limited partnership, as borrower, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders.

 Loan No. 1006419

FIRST MODIFICATION AGREEMENT
(Unsecured Term Loan)

THIS FIRST MODIFICATION AGREEMENT ("Agreement") dated December 29, 2011 (the “Amendment Date”) is entered into by and between Wells Fargo Bank, National Association, as administrative agent ("Administrative Agent") and representative for the Lenders (as defined in the Loan Agreement referenced below), the Lenders and PS Business Parks, L.P., a California limited partnership ("Borrower").

R E C I T A L S

A.
Pursuant to the terms of a Credit Agreement, dated December 20, 2011 (the "Loan Agreement"), Lender made a loan to Borrower in the principal amount of Two Hundred Fifty Million Dollars ($250,000,000) ("Loan").  The Loan is evidenced by a Promissory Note, dated December 20, 2011, executed by Borrower in favor of Wells Fargo Bank, National Association, in the principal amount of the Loan (the “Note”), and is further evidenced by the documents described in the Loan Agreement as "Loan Documents".

B.
The Note, the Loan Agreement, this Agreement, the other documents described in the Loan Agreement as "Loan Documents", together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the "Loan Documents".

C.	By this Agreement, Borrower, Administrative Agent and Lenders intend to modify and amend certain terms and provisions of the Loan Documents.

NOW, THEREFORE, Borrower, Administrative Agent and Lenders agree as follows:

CONDITIONS PRECEDENT. The following are conditions precedent to Administrative Agent's and Lenders’ obligations under this Agreement:

Receipt by Administrative Agent of the executed originals of this Agreement, and any and all other documents and agreements which are required by this Agreement or by any other Loan Document, each in form and content acceptable to Administrative Agent;

Reimbursement to Administrative Agent by Borrower of Administrative Agent's reasonable costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, reasonable attorneys' fees (excluding, however, any fees or costs of in-house counsel) and documentation costs and charges, whether such services are furnished by Administrative Agent 's employees or agents or by independent contractors;

The representations and warranties contained in this Agreement are true and correct; and

All payments due and owing to Administrative Agent and Lenders under the Loan Documents have been paid current as of the effective date of this Agreement.

REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants that no Event of Default, Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents are true and correct in all material respects, which representations and warranties shall survive execution of this Agreement.

 Loan No. 1006419

MODIFICATION OF LOAN DOCUMENTS.  The Loan Agreement is hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

“Extended Maturity Date” A new defined term “Extended Maturity Date” is hereby added to Section 1.1. of the Loan Agreement as follows:

“Extended Maturity Date” means December 31, 2015.

“Maturity Date”. The definition of “Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Maturity Date” means, as applicable, the Original Maturity Date or the Extended Maturity Date.

“Original Maturity Date”. A new defined term “Original Maturity Date” is hereby added to Section 1.1. of the Loan Agreement as follows:

“Original Maturity Date” means December 31, 2014.

Option to Extend. The following is hereby added as a new Section 2.9 of the Loan Agreement:

“Option to Extend.  Borrower shall have the option to extend the term of the Loan from the Original Maturity Date to the Extended Maturity Date (the “Option to Extend”), upon satisfaction of each of the following conditions precedent:

(a)
Borrower shall provide Administrative Agent with written notice of Borrower's request to exercise the Option to Extend not more than ninety (90) days but not less than thirty (30) days prior to the Original Maturity Date; and

(b)
As of the date of Borrower's delivery of notice of request to exercise the Option to Extend, and as of the Original Maturity Date, no Default or Event of Default shall have occurred which is continuing; and

(c)	Borrower shall execute or cause the execution of all documents reasonably required by Administrative Agent to exercise the Option to Extend; and

(d)
There shall have occurred no material adverse change, as determined by Administrative Agent in its sole discretion, in the financial condition of Borrower or Guarantor from that which existed as of the later of: (A) the Effective Date; or (B) the date upon which the financial condition of such party was first represented to Administrative Agent; and

(e)	On or before the Original Maturity Date, Borrower shall pay to Lender an extension fee in the amount of one-tenth of one percent (0.10%) of the then-outstanding principal amount of the Loan; and

(f)	All representations and warranties of Borrower in this Agreement shall be true and correct as of the Original Maturity Date.

Except as modified by this Option to Extend, the terms and conditions of this Agreement and the other Loan Documents shall remain unmodified and in full force and effect.”

 Loan No. 1006419

EFFECTIVE DATE.  The effective date of Borrower’s obligations and, subject to the satisfaction of the conditions precedent in Section 1 above, Administrative Agent’s and Lenders’ obligations, under this Agreement shall be December 29, 2011.

FORMATION AND ORGANIZATIONAL DOCUMENTS.  Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Borrower, of the partners or joint venturers of Borrower (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

NON-IMPAIRMENT.  Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Note or any other Loan Document or affect or impair any rights, powers, or remedies of Administrative Agent or Lenders, it being the intent of the parties hereto that the provisions of the Note and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

MISCELLANEOUS; GOVERNING LAW; JURISDICTION.  This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. In any action brought or arising out of this Agreement or the Loan Documents, Administrative Agent, each Lender and Borrower, and the general partners, members and joint venturers of Borrower (if any), hereby consent to the exclusive jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law.  The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement.  All capitalized terms used herein, which are not defined herein, shall have the meanings given to them in the other Loan Documents.  Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent in writing.

EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

[Signatures Follow on Next Page]

 Loan No. 1006419

IN WITNESS WHEREOF, Borrower, Lenders and Administrative Agent have caused this Agreement to be duly executed as of the date first above written.

“ADMINISTRATIVE AGENT and LENDER” WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender By: Dale Northrup Name: Dale Northrup Its: Vice President

“BORROWER”

PS BUSINESS PARKS, L.P.,
a California limited partnership

By:          PS Business Parks, Inc.,
a California corporation,
its general partner

By:           Edward A. Stokx
Name:      Edward A. Stokx
Its:           Executive Vice President and
 Chief Financial Officer

 Loan No. 1006419

GUARANTOR'S CONSENT

The undersigned ("Guarantor") consents to the foregoing First Modification Agreement and the transactions contemplated thereby.  Guarantor reaffirms its obligations under the Repayment Guaranty ("Guaranty"), dated December 20, 2011, and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations.

Dated as of:  December 29, 2011

“GUARANTOR” PS BUSINESS PARKS, INC., a California corporation By: Edward A. Stokx Name: Edward A. Stokx Its: Executive Vice President and Chief Financial Officer